UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2024 (September 11, 2024)

BioNexus Gene Lab Corp.
(Exact name of registrant as specified in its charter)

Wyoming	001-41750	35-2604830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A-28-7, Tower A, Menara UOA Bangsar, No.5 Jln Bangsar Utama 1, 59000 Kuala Lumpur	59200
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: +1 307 241 6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BGLC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 11, 2024, BioNexus Gene Lab Corp (the “Company”) issued a press release announcing that its subsidiary, Chemrex Corporation Sdn Bhd., a Malaysian corporation and a wholly owned subsidiary of the Company (“Chemrex”), has invested RM 2 million (approx. USD $450,000) to commence production of fine-quality color paste (non-drying type) for composite industrial customers, with operations set to begin in September 2024. The press release outlines the advantages of this new production line, including increased profit margins, improved quality control, timely delivery of products, competitive pricing, and market opportunities in Southeast Asia, the Middle East, Australia, and New Zealand.

The press release also highlights future expansion plans for the establishment of additional production facilities in the Middle East and Vietnam, as well as synergies created through bulk purchasing of raw materials to enhance cost efficiency and expand into new industries. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On September 12, 2024, the Company issued a press release announcing that that its wholly owned subsidiary MRNA Scientific Sdn. Bhd. (“MRNA Scientific”) has signed a strategic partnership Memorandum of Understanding with Shenzhen Rongguang Health Group, a leading healthcare provider in China. The collaboration aims to expand expertise in cancer screening, precision medicine, and preventative healthcare, focusing on early detection, personalized health solutions, and chronic disease management.

Through MRNA Scientific, the Company will enhance cancer screening across Southeast Asia and China, while both companies will jointly develop regenerative medicine technologies and preventative care solutions. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release Dated September 11, 2024.
99.2	Press Release Dated September 12, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioNexus Gene Lab Corp.

Date: September 12, 2024	By:	/s/ Su-Leng Tan Lee
Name: Su-Leng Tan Lee Title: Chief Executive Officer

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